UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 1 ,2020

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105 Roseland, NJ 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On October 1, 2020, the Board of Directors (the “Board”) of RenovaCare, Inc., a Nevada corporation (the “Registrant” or the “Company”), dismissed Marcum LLP (“Marcum”) as the Registrant’s independent registered public accounting firm.

The reports of Marcum on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and 2019 and the subsequent interim period through June 30, 2020, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in their reports on the consolidated financial statements for such fiscal years. During the fiscal years ended December 31, 2018 and 2019 and any subsequent interim period through June 30, 2020, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company’s internal control over financial reporting was not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting.

The Registrant provided Marcum with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Marcum furnish the Registrant with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Marcum agrees with the statements related to them made by the Registrant in this report. A copy of Marcum’s letter to the SEC dated October 1, 2020, is attached as Exhibit 16.1 to this report.

(b)	Engagement of Independent Registered Public Accounting Firm

On October 1, 2020, the Registrant’s Board of Directors, approved the appointment of PKF O’Connor Davies, LLP as the Registrant’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2019 and 2018 and any subsequent interim period through June 30, 2020, neither the Registrant, nor anyone on its behalf, consulted PKF regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by PKF that PKF concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Description
16.1	Letter from Marcum, LLP to United States Securities and Exchange Commission dated October 1, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 6, 2020.

 RenovaCare, Inc.

By: /s/ Alan L. Rubino

Alan L. Rubino

President and Chief Executive Officer